Exhibit 10.7

CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1.CONTRACT ID CODE	PAGE OF PAGES
				1	3
1.AMENDMENT/MODIFICATION NO.		1.EFFECTIVE DATE	1.REQUISITION/PURCHASE REQ. NO.	1.PROJECT NO.(If applicable)
P00006		29-Jul-2022	SEE SCHEDULE
1.ISSUED BY	CODE	W911SR	1.ADMINISTERED BY (If other than item 6)	CODE	W911SR
ACC-APG EDGEWOOD [***]			ACC-APG EDGEWOOD [***]	SCD: A
1.NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)			9A. AMENDMENT OF SOLICITATION NO.
NOVAVAX, INC. 20 FIRSTFIELD RD GAITHERSBURG MD 20878-1760
9B. DATED (SEE ITEM 11)

			X	10A. MOD. OF CONTRACT/ORDER NO.
W911QY20C007
			X	10B. DATED (SEE ITEM 13)
CODE	1UCZ4	FACILITY CODE
11.THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐    The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.
Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.ACCOUNTING AND APPROPRIATION DATA (If required)

1.THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

A.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X			A.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 52.243-2 Changes Cost Reimbursement.

A.OTHER (Specify type of modification and authority)

A.IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14.DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:	[***]
The purpose of this modification is as follows:
a.    Provide for the delivery of 200,000 dose of drug product at the price set forth in the contractors July 8, 2022 proposal,
b.    Incorporate FAR Clause 52.243-2, Changes Cost Reimbursement.
c.    Incorporate Section H terms specific to patent infringement.
All other terms and conditions remain the same and in full force and effect.

**** Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or Print) John A Herrmann III EVP, CLO			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or Print) TEL: [***] EMAIL: [***]
15B. CONTRACTOR/OFFEROR /s/ John A. Herrmann III (Signature of person authorized to sign)	15C. DATE SIGNED July 28, 2022		16B. UNITED STATES OF AMERICA BY /s/ [***] (Signature of Contracting Officer)	16C. DATE SIGNED 29 July, 2022
EXCEPTION TO SF    30 30-105-04    STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84    Prescribed by GSA
    FAR (48 CFR) 53.243

W911QY20C0077
[***]

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION SF 30 - BLOCK 14 CONTINUATION PAGE
The following have been added by full text:
P00006
A.The purpose of this modification is as follows:
a.CLIN 0001 is hereby revised to provide for the delivery and acceptance of 200,000 doses of FDA authorized final drug product, subject to the terms of the Contractors July 11, 2022 Price Proposal, at the dose price stated in [***]. The cost of the 200,000 doses shall not exceed [***]. Delivery of any remaining doses shall be directed by the DoD and set forth in a modification signed by both parties.
b.Section I is hereby revised to include FAR Clause 52.243-2 Changes Cost Reimbursement by reference.
c.The total cost of the contract remains unchanged.
d.The total funding of the contract remains unchanged
e.Delivery and acceptance shall be performed under the terms of this contract. The COR shall notify the contractor upon acceptance, thereby authorizing invoicing.
f.Section H of the contract is hereby revised to incorporate additional terms specific to patent infringement.
B.The parties hereby agree that changes effected by this modification constitute both the consideration and the equitable adjustment due under any clause of this contract resulting from the incorporation of the changes denoted in paragraph A of this modification.
C.All other terms and conditions remain the same and in full force and effect.
SECTION B - SUPPLIES OR SERVICES AND PRICES
CLIN 0001
The CLIN extended description has changed from:
The contractor shall complete development and production of the Novavax nanoparticle vaccine against COVID-19, to include, production of the M matrix adjuvant and the fill/finish capability, in accordance with the Performance Work Statement (PWS) attached in Section C. Deliverables shall be completed in accordance with the following schedule: [***]

W911QY20C0077
[***]

To:
The contractor shall complete development and production of the Novavax nanoparticle vaccine against COVID-19, to include, production of the M matrix adjuvant and the fill/finish capability, in accordance with the Performance Work Statement (PWS) attached in Section C. Deliverables shall be completed in accordance with the following schedule: [***]
SECTION H    - SPECIAL CONTRACT REQUIREMENTS
The following have been added by full text:
SECTION H:
The parties agree and acknowledge that the USG does not authorize or consent to any Contractor infringement of a valid U.S. patent. The parties further acknowledge that 28 USC Section 1498, regarding patent indemnity by the USG government to the Contractor, does not apply to this contract.
SECTION I - CONTRACT CLAUSES
The following have been added by reference:
52.243-2    Changes--Cost-Reimbursement    AUG 1987
(End of Summary of Changes)